Exhibit 99.1

CONTACT:
Jeffrey Pribor
Chief Financial Officer
General Maritime Corporation
(212) 763-5680

                     GENERAL MARITIME CORPORATION ANNOUNCES
               THIRD QUARTER AND NINE MONTH 2004 FINANCIAL RESULTS

                       Achieves Record Nine Month Earnings

New York, New York, October 27, 2004 - General Maritime Corporation (NYSE: GMR) today reported its financial results for the three and nine months ended September 30, 2004.

                      Financial Review: 2004 Third Quarter

The Company had net income of $54.6 million, or $1.47 basic and $1.44 diluted earnings per share, for the three months ended September 30, 2004 compared to net income of $7.0 million, or $0.19 basic and diluted earnings per share, for the three months ended September 30, 2003. The increase in net income was the result of stronger spot charter rates during the third quarter relative to the third quarter of 2003. Included in net income is the gain of $6.3 million on the sale of three single hull Suezmax vessels during the quarter as well as a write-off of $7.9 million of the unamortized deferred financing costs associated with the July 2004 $825 million refinancing of our First, Second and Third Credit Facilities (reflected as other expense). Excluding the gain on sale and the write-off, the company would have earned $1.52 basic and $1.48 diluted earnings per share.

Peter C. Georgiopoulos, Chairman, Chief Executive Officer and President, commented, "General Maritime has continued to build upon its outstanding results for the first half of 2004 and has achieved record revenues, cash flow and earnings for both the quarter and nine-month period. Our nine month results represent a significant accomplishment for General Maritime. The impressive results are the highest in the Company's history for any nine-month period as well for any full-year since inception. General Maritime's ability to achieve such strong results underscores our past success consolidating the tanker industry and leadership position as the second largest mid-sized tanker company. At the core of this success is management's continued execution of its vision in creating a world-class tanker company with significant earnings power."

Net voyage revenue, which is gross voyage revenues minus voyage expenses unique to a specific voyage (including port, canal and fuel costs), increased 65.7% to $123.5 million for the three months ended September 30, 2004 compared to $74.5 million for the three months ended September 30, 2003. EBITDA for the three months ended September 30, 2004 was $89.1 million compared to $41.2 million for the three months ended September 30, 2003 (please see below for a reconciliation of EBITDA to net income). Net cash provided by operating activities was $63.9 million for the three months ended September 30, 2004 compared to $27.1 million for the prior year period. As of September 30, 2004, the Company's net debt-to-book capitalization (calculated as net debt divided by net debt plus shareholders' equity) was reduced to 44% from 52% as of December 31, 2003.

The average daily time charter equivalent, or TCE, rates obtained by the Company's fleet increased by 73% to $31,380 per day for the three months ended September 30, 2004 from $18,188 for the prior year period. The Company's average rates for vessels on spot charters increased by 101% to $36,168 for the three months ended September 30, 2004 compared to $18,024 for the prior year period.

Total vessel operating expenses, which are direct vessel operating expenses and general and administrative expenses, decreased 1.7% to $32.8 million for the three months ended September 30, 2004 from $33.4 million for the three months ended September 30, 2003. During the same periods, the average size of General Maritime's fleet decreased 0.9% to 45.6 vessels from 46 vessels in the prior year period. Total daily vessel operating expenses, which include direct vessel operating expenses and general and administrative expenses decreased 1.0% to $7,806 per vessel day during the third quarter of 2004 from $7,881 per vessel day during the same period in 2003. Daily direct vessel operating expenses continued to fall during the quarter ended September 30, 2004 compared to the prior year period. This decrease can be attributed to the timing of certain purchases, maintenance and repair costs, and the sale of three vessels within the period which had higher historic daily operating costs than the other vessels in our fleet. General and administrative costs increased during the comparative periods due to an increase in payroll expenses associated with the Company's offices in New York, Greece and Portugal as well as travel expenses and bonus accrual associated with the growth of its business.

                       Financial Review: Nine Months 2004

Net income was $174.6 million or $4.72 basic and $4.62 diluted earnings per share, for the nine months ended September 30, 2004 compared to $77.2 million, or $2.09 basic and $2.07 diluted earnings per share, for the nine months ended September 30, 2003. Net voyage revenues increased 58.0% to $379.5 million for the nine months ended September 30, 2004 compared to $240.1 million for the nine months ended September 30, 2003. EBITDA was $280.7 million for the nine months ended September 30, 2004 compared to $161.5 million for the nine months ended September 30, 2003. Net cash provided by operating activities was $231.1 million for the nine months ended September 30, 2004 compared to $124.0 million for the prior year period. TCE rates obtained by the Company's fleet increased 39.0% to $32,365 per day for the nine months ended September 30, 2004 from $23,277 for the prior year period.

Mr. Georgiopoulos added, "During the nine-month period of 2004, General Maritime has further implemented its fleet modernization strategy and has reduced the average age of the fleet. The combination of the Soponata acquisition and the sale of four single-hull vessels has improved the average age profile, while increasing the percentage of double-hull or double-sided vessels to 89%. General Maritime's modernization efforts highlight our commitment to providing customers with the highest quality tonnage and meeting stringent operational standards."

                  Summary Consolidated Financial and Other Data

The following table summarizes General Maritime Corporation's selected consolidated financial and other data for the periods indicated below. Attached to this press release is an Appendix, which contains additional financial, operational and other data for the three and nine month periods ended September 30, 2004 and 2003.

                                                                  Three months ended                     Nine months ended
                                                            -------------------------------       -------------------------------
                                                            September-04       September-03       September-04      September -03
                                                            ============       ============       ============      =============
INCOME STATEMENT DATA
(Dollars in thousands, except per share data)
Voyage revenues                                               $ 156,261        $   109,848        $   468,078        $   327,589
Voyage expenses                                                 (32,789)           (35,331)           (88,607)           (87,476)
                                                              ---------        -----------        -----------        -----------
   Net voyage revenues                                          123,472             74,517            379,471            240,113
Direct vessel expenses                                           22,808             27,556             72,837             63,966
General and administrative expenses                               9,965              5,795             24,292             15,598
Depreciation and amortization                                    24,782             23,583             76,983             59,477
Gain on sale of vessels                                          (6,343)                --             (6,343)              (930)
                                                              ---------        -----------        -----------        -----------
   Operating income                                              72,260             17,583            211,702            102,002
Net interest expense                                              9,717             10,534             29,200             24,839
   Other expense                                                  7,921                 --              7,921                 --
                                                              ---------        -----------        -----------        -----------
   Net Income                                                    54,622              7,049            174,581             77,163
                                                              =========        ===========        ===========        ===========
   Basic earnings per share:                                  $    1.47        $      0.19        $      4.72        $      2.09
   Diluted earnings per share:                                $    1.44        $      0.19        $      4.62        $      2.07
   Weighted average shares outstanding, thousands                37,051             36,965             37,025             36,965
   Diluted average shares outstanding, thousands                 37,875             37,381             37,798             37,312

                                                                                                9 months ended     12 months ended
                                                                                                ----------------------------------
                                                                                                 September-04         December-03
                                                                                                ==============     ===============
BALANCE SHEET DATA, at end of period
(Dollars in thousands)
Cash                                                                                              $    42,548        $    38,905
Current assets, including cash                                                                        130,628            102,473
Total assets                                                                                        1,417,902          1,263,578
   Current liabilities, including current
   portion of long  term debt                                                                          72,512             89,771
   Current portion of long-term debt                                                                   40,000             59,553
Total long-term debt, including current portion                                                       631,531            655,670
Shareholders equity                                                                                   747,315            568,880

                                                                   Three months ended                  Nine months ended
                                                             =============================        ==============================
                                                             September-04     September-03        September-04      September-03
                                                             ============     ============        ============      ============
OTHER FINANCIAL DATA
(dollars in thousands)
EBITDA(1)                                                     $  89,121        $    41,166        $   280,764        $   161,479
Net cash provided by operating activities                        63,866             27,136            231,087            123,962
Net cash provided (used) by investing activities                  6,557             (1,083)          (187,238)          (526,783)
Net cash provided (used) by financing activities                (80,069)           (31,820)           (40,306)           415,393
Capital expenditures
   Vessel sales (purchases), including construction
   in progress                                                    7,012               (489)          (182,641)          (525,496)
   Drydocking or capitalized survey or improvement costs         (7,981)            (5,008)           (10,405)            (9,408)
Weighted average long-term debt                                 721,499            728,924            674,613            577,902
FLEET DATA
Total number of vessels at end of period                             44                 46                 44                 46
Average number of vessels(2)                                       45.6               46.0               44.4               39.0
Total voyage days for fleet(3)                                    3,935              4,097             11,725             10,316
   Total time charter days for fleet                              1,063                706              3,330              1,784
   Total spot market days for fleet                               2,872              3,391              8,395              8,532
Total calendar days for fleet(4)                                  4,199              4,232             12,159             10,678
Fleet utilization(5)                                               93.7%              96.8%              96.4%              96.6%
AVERAGE DAILY RESULTS
Time Charter equivalent(6)                                    $  31,380        $    18,188        $    32,365        $    23,277
Direct vessel operating expenses per vessel(7)                    5,432              6,512              5,991              5,990
General and administrative expense per vessel(8)                  2,373              1,369              1,998              1,461
Total vessel operating expenses(9)                                7,806              7,881              7,989              7,451
EBITDA(10)                                                       21,226              9,728             23,092             15,123
                                                             -----------------------------        ------------------------------

                                        Three months ended                  Nine months ended
                                   ==============================      ==============================
                                   September-04      September-03      September-04      September-03
                                   ============      ============      ============      ============
Net Income                         $     54,622      $      7,049      $    174,581      $     77,163
+ Net interest expense                    9,717            10,534            29,200            24,839
+ Depreciation & Amortization            24,782            23,583            76,983            59,477
                                   ------------      ------------      ------------      ------------
EBITDA                             $     89,121      $     41,166      $    280,764      $    161,479
                                   ============      ============      ============      ============

(1) EBITDA represents net income plus net interest expense and depreciation and amortization. EBITDA is included because it is used by management and certain investors as a measure of operating performance. EBITDA is used by analysts in the shipping industry as a common performance measure to compare results across peers. Management of the Company uses EBITDA as a performance measure in consolidating monthly internal financial statements and is presented for review at our board meetings. The Company believes that EBITDA is useful to investors as the shipping industry is capital intensive which often brings significant cost of financing. EBITDA is not an item recognized by GAAP, and should not be considered as an alternative to net income, operating income or any other indicator of a company's operating performance required by GAAP. The definition of EBITDA used here may not be comparable to that used by other companies.

(2) Average number of vessels is the number of vessels that constituted our fleet for the relevant period, as measured by the sum of the number of days each vessel was part of our fleet during the period divided by the number of calendar days in that period.

(3) Voyage days for fleet are the total days our vessels were in our possession for the relevant period net of off hire days associated with major repairs, drydockings or special or intermediate surveys.

(4) Calendar days are the total days the vessels were in our possession for the relevant period including off hire days associated with major repairs, drydockings or special or intermediate surveys.

(5) Fleet utilization is the percentage of time that our vessels were available for revenue generating voyage days, and is determined by dividing voyage days by calendar days for the relevant period.

(6) Time Charter Equivalent, or TCE, is a measure of the average daily revenue performance of a vessel on a per voyage basis. Our method of calculating TCE is consistent with industry standards and is determined by dividing net voyage revenue by voyage days.

(7) Daily direct vessel operating expenses, or DVOE, is calculated by dividing DVOE, which includes crew costs, provisions, deck and engine stores, lubricating oil, insurance and maintenance and repairs, by calendar days for the relevant time period.

(8) Daily general and administrative expense is calculated by dividing general and administrative expenses by vessel calendar days.

(9) Total Vessel Operating Expenses, or TVOE, is a measurement of our total expenses associated with operating our vessels. Daily TVOE is the sum of daily direct vessel operating expenses, or DVOE, and daily general and administrative expenses.

(10) Daily EBITDA is total EBITDA divided by total vessel calendar days.

                      General Maritime Corporation's Fleet

As of October 22, 2004, General Maritime Corporation's fleet was comprised of 47 wholly owned tankers, consisting of 26 Aframax and 17 Suezmax tankers and 4 newbuilding Suezmax contracts, with a total carrying capacity of approximately
5.9 million deadweight tons, or dwt. The average age of the Company's fleet as of September 30, 2004 by dwt, excluding the newbuilding contracts, was 11.7 years compared to 12.1 years as of September 30, 2003. The average age of the Company's Aframax tankers was 12.1 years and the average age of the Company's Suezmax tankers was 11 years.

Currently, 14 of General Maritime Corporation's Aframax tankers and 17 of its Suezmax tankers are operating on the spot market. 28% of the Company's fleet, consisting of 12 Aframax tankers, is currently under time charter contracts, compared to 24% of the fleet under time charter contracts as of September 30, 2003.

                                      2004

        Vessel           Vessel Type        Expiration Date         Average Daily Rate (1)
-------------------      -----------        ---------------         ----------------------
Genmar Pericles            Aframax          October 2, 2005              $19,700
Genmar Trust               Aframax          October 13, 2005             $19,700
Genmar Spirit              Aframax          October 15, 2005             $19,700
Genmar Hector              Aframax          November 3, 2005             $19,700
Genmar Challenger          Aframax          December 6, 2005             $19,700
Genmar Trader              Aframax          December 15, 2005            $19,700
Genmar Champ               Aframax          January 10, 2006             $19,700
Genmar Star                Aframax          February 12, 2006            $19,700
Genmar Endurance           Aframax          January 24, 2006             $19,700
Genmar Princess            Aframax          February 20, 2005            $25,000
Genmar Defiance            Aframax          December 12, 2004            $15,000(2)
Genmar Constantine         Aframax          August 15, 2005              $28,000(2)

(1) Before brokers' commissions.

(2) Net of brokers' commissions.

The Company's primary area of operation is the Atlantic basin. The Company also currently has vessels employed in the Black Sea and Far East to take advantage of market opportunities and to position vessels in anticipation of drydockings.

            Addition of New Board Member and Audit Committee Chairman

On September 16, 2004, General Maritime Corporation announced that its Board of Directors had elected a new member. Mr. John O. Hatab will serve as a Class I Director and as Chairman of the Audit Committee. Mr. Hatab is a retired partner of PricewaterhouseCoopers LLP, with over 39 years of service.

Mr. Georgiopoulos concluded, "General Maritime is well positioned to continue to effectively utilize its sizable fleet and fully take advantage of one of the strongest rate environments in recent history. With significant financial strength and flexibility, General Maritime is also well positioned to seek additional opportunities to further expand its leadership and will continue to actively pursue this very important objective. In operating the Company, we will maintain an intense focus on meeting stringent environmental and safety standards for the benefit of customers and shareholders."

                       About General Maritime Corporation

General Maritime Corporation is a provider of international seaborne crude oil transportation services principally within the Atlantic basin which includes ports in the Caribbean, South and Central America, the United States, West Africa, the Mediterranean, Europe and the North Sea. We also currently operate tankers in other regions including the Black Sea and Far East. General Maritime Corporation currently owns and operates a fleet of 47 tankers - 26 Aframax, 17 Suezmax tankers and 4 Suezmax newbuilding contracts - making it the second largest mid-sized tanker company in the world, with a carrying capacity of approximately 5.9 million dwt.

                          Conference Call Announcement

General Maritime Corporation announced that it will hold a conference call on Thursday, October 28, 2004 at 8:30 a.m. Eastern Time to discuss its 2004 third quarter financial results. To access the conference call, dial (719) 457-2666 and ask for the General Maritime Corporation conference call. A replay of the conference call can also be accessed until November 10, 2004, by dialing (888) 203-1112 for U.S. callers and (719) 457-0820 for international callers, and entering the passcode 908316. The conference call will also be simultaneously webcast and will be available on the Company's website, www.GeneralMaritimeCorp.com.

         "Safe Harbor" Statement Under the Private Securities Litigation
                               Reform Act of 1995

This press release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's current expectations and observations. Included among the factors that, in the company's view, could cause actual results to differ materially from the forward looking statements contained in this press release are the following: changes in demand; a material decline or prolonged weakness in rates in the tanker market; changes in production of or demand for oil and petroleum products, generally or in particular regions; greater than anticipated levels of tanker newbuilding orders or lower than anticipated rates of tanker scrapping; changes in rules and regulations applicable to the tanker industry, including, without limitation, legislation adopted by international organizations such as the International Maritime Organization and the European Union or by individual countries; actions taken by regulatory authorities; changes in trading patterns significantly impacting overall tanker tonnage requirements; changes in the typical seasonal variations in tanker charter rates; changes in the cost of other modes of oil transportation; changes in oil transportation technology; increases in costs including without limitation: crew wages, insurance, provisions, repairs and maintenance; changes in general domestic and international political conditions; changes in the condition of the company's vessels or applicable maintenance or regulatory standards (which may affect, among other things, the company's anticipated drydocking or maintenance and repair costs); consents by charterers and ship builders to assignments of contracts and other factors listed from time to time in the Company's filings with the Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-K for the year ended December 31, 2003 and its subsequent reports on Form 10-Q and Form 8-K.

                                                                     THREE MONTHS ENDED

                                     -------------------------------------    -----------------------------------------
                                                  Aframax Fleet                                 Suezmax Fleet
                                     -------------------------------------    -----------------------------------------
                                                  September-    September-                  September -     September -
                                                      04            03                          04              03
                                                    Amount        Amount                      Amount          Amount
                                      % Change    % of Total    % of Total     % Change     % of Total      % of Total
                                     From Prior       for          for        From Prior        for             for
                                       Period       Period        Period        Period        Period          Period
--------------------------------------------------------------------------    -----------------------------------------
Net Voyage Revenues                     37.9%       54,181        39,301          96.8%       69,291          35,216
$1,000's                                               44%           53%                         56%             47%
--------------------------------------------------------------------------    -----------------------------------------

--------------------------------------------------------------------------    -----------------------------------------
Average Daily TCE                       42.1%       23,154        16,297         108.0%       43,457          20,894

-------------------------------------------------------------------------     -----------------------------------------

-------------------------------------------------------------------------     -----------------------------------------
Time Charter Revenues                   84.2%       19,597        10,640                          0%           2,760
$1,000's                                              100%           79%                                         21%
-------------------------------------------------------------------------     -----------------------------------------

-------------------------------------------------------------------------     -----------------------------------------
Spot Charter Revenues                   20.7%       34,584        28,661         113.5%       69,291          32,456
$1,000's                                               33%           47%                         67%             53%
-------------------------------------------------------------------------     -----------------------------------------

-------------------------------------------------------------------------     -----------------------------------------
Calendar Days                           -3.7%        2,392         2,484           3.4%        1,807           1,748
                                                       57%           59%                         43%             41%
-------------------------------------------------------------------------     -----------------------------------------

-------------------------------------------------------------------------     -----------------------------------------
Vessel Operating Days                   -3.0%        2,340         2,412          -5.4%        1,594           1,685
                                                       59%           59%                         41%             41%
-------------------------------------------------------------------------     -----------------------------------------

-------------------------------------------------------------------------     -----------------------------------------
Capacity Utilization                     0.8%        97.8%         97.1%          -8.5%        88.3%           96.4%

-------------------------------------------------------------------------     -----------------------------------------

-------------------------------------------------------------------------     -----------------------------------------
# Days Vessels on Time Charter          87.9%        1,063           566                          --             140
                                                      100%           80%                          0%             20%
-------------------------------------------------------------------------     -----------------------------------------

-------------------------------------------------------------------------     -----------------------------------------
# Days Vessels on Spot Charter         -30.8%        1,278         1,846           3.1%        1,594           1,545
                                                       44%           54%                         56%             46%
-------------------------------------------------------------------------     -----------------------------------------

-------------------------------------------------------------------------     -----------------------------------------
Average Daily Time Charter Rate         -2.0%       18,436        18,808                          --          19,710

-------------------------------------------------------------------------     -----------------------------------------

-------------------------------------------------------------------------     -----------------------------------------
Average Daily Spot Charter Rate         74.2%       27,061        15,531         107.0%       43,470          21,001

-------------------------------------------------------------------------     -----------------------------------------

-------------------------------------------------------------------------     -----------------------------------------
Daily Direct Vessel Expenses            -8.5%        5,220         5,708         -25.3%        5,714           7,654
(per Vessel)
-------------------------------------------------------------------------     -----------------------------------------

-------------------------------------------------------------------------     -----------------------------------------
Daily G&A                               73.3%        2,373         1,369          73.3%        2,373           1,369
(per Vessel)
-------------------------------------------------------------------------     -----------------------------------------

-------------------------------------------------------------------------     -----------------------------------------
Total Daily Vessel Operating             7.3%        7,593         7,077         -10.4%        8,087           9,023
Expenses (per Vessel)
-------------------------------------------------------------------------     -----------------------------------------

-------------------------------------------------------------------------     -----------------------------------------
EBITDA                                  66.0%       36,062        21,722         172.9%       53,059          19,444
$1,000's                                               40%           53%                         60%             47%
-------------------------------------------------------------------------     -----------------------------------------

-------------------------------------------------------------------------     -----------------------------------------
Daily EBITDA                            72.4%       15,076         8,745         164.0%       29,370          11,124
(per Vessel)
-------------------------------------------------------------------------     -----------------------------------------

-------------------------------------------------------------------------     -----------------------------------------
Average Age of Fleet at End of                        12.1          13.1                        11.0            10.6
Period (Years)
-------------------------------------------------------------------------     -----------------------------------------

-------------------------------------------------------------------------     -----------------------------------------
# Vessels at End of Period              -3.7%         26.0          27.0          -5.3%         18.0            19.0
                                                       59%           59%                         41%             41%
-------------------------------------------------------------------------     -----------------------------------------

-------------------------------------------------------------------------     -----------------------------------------
Average Number of Vessels               -3.7%         26.0          27.0           3.3%         19.6            19.0
                                                       57%           59%                         43%             41%
-------------------------------------------------------------------------     -----------------------------------------

-------------------------------------------------------------------------     -----------------------------------------
DWT at End of Period                    -4.0%        2,513         2,618          -4.1%        2,792           2,912
1,00's                                                 47%           47%                         53%             53%
-------------------------------------------------------------------------     -----------------------------------------


                                               THREE MONTHS ENDED

                                        -------------------------------------
                                                     Total Fleet
                                        -------------------------------------
                                                     September -  September -
                                                        04           03

                                         % Change
                                        From Prior
                                          Period      Amount       Amount
-----------------------------------------------------------------------------
Net Voyage Revenues                         65.7%      123,472     74,517
$1,000's
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Average Daily TCE                           72.5%       31,380     18,188

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Time Charter Revenues                       46.2%       19,597     13,400
$1,000's
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Spot Charter Revenues                       70.0%      103,875     61,117
$1,000's
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Calendar Days                               -0.8%        4,199      4,232

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Vessel Operating Days                       -4.0%        3,935      4,097

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Capacity Utilization                        -3.2%        93.7%      96.8%

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
# Days Vessels on Time Charter              50.6%        1,063        706

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
# Days Vessels on Spot Charter             -15.3%        2,872      3,391

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Average Daily Time Charter Rate             -2.9%       18,436     18,987

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Average Daily Spot Charter Rate            100.7%       36,168     18,024

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Daily Direct Vessel Expenses               -16.6%        5,433      6,512
(per Vessel)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Daily G&A                                   73.3%        2,373      1,369
(per Vessel)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Total Daily Vessel Operating                -0.9%        7,806      7,881
Expenses (per Vessel)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
EBITDA                                     116.5%       89,121     41,166
$1,000's
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Daily EBITDA                               118.2%       21,226      9,728
(per Vessel)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Average Age of Fleet at End of                            11.7       12.1
Period (Years)
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
# Vessels at End of Period                  -4.3%         44.0       46.0

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Average Number of Vessels                   -0.8%         45.6       46.0

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
DWT at End of Period                        -4.1%        5,305      5,530
1,00's
-----------------------------------------------------------------------------

                                                                      NINE MONTHS ENDED

                                     ---------------------------------------     ----------------------------------------
                                                  Aframax Fleet                               Suezmax Fleet
                                     ---------------------------------------     ----------------------------------------
                                                    September-   September -                   September -    September -
                                                       04            03                            04              03
                                                     Amount        Amount                        Amount          Amount
                                      % Change     % of Total    % of Total       % Change    % of Total      % of Total
                                     From Prior        for          for          From Prior       for             for
                                       Period        Period        Period          Period       Period          Period
----------------------------------------------------------------------------     -----------------------------------------
Net Voyage Revenues                     15.3%       165,921       143,908         122.0%         213,550          96,205
$1,000's                                                44%           60%                            56%             40%
----------------------------------------------------------------------------     -----------------------------------------

----------------------------------------------------------------------------     -----------------------------------------
Average Daily TCE                       16.2%        24,923        21,447          57.9%          42,142          26,682

----------------------------------------------------------------------------     -----------------------------------------

----------------------------------------------------------------------------     -----------------------------------------
Time Charter Revenues                   97.5%        62,960        31,886         -17.8%           3,785           4,607
$1,000's                                                94%           87%                             6%             13%
----------------------------------------------------------------------------     -----------------------------------------

----------------------------------------------------------------------------     -----------------------------------------
Spot Charter Revenues                   -8.1%       102,961       112,022         129.0%         209,765          91,598
$1,000's                                                33%           55%                            67%             45%
----------------------------------------------------------------------------     -----------------------------------------

----------------------------------------------------------------------------     -----------------------------------------
Calendar Days                           -1.3%         6,770         6,859          41.1%           5,389           3,819
                                                        56%           64%                            44%             36%
----------------------------------------------------------------------------     -----------------------------------------

----------------------------------------------------------------------------     -----------------------------------------
Vessel Operating Days                   -0.8%         6,657         6,710          40.5%           5,067           3,606
                                                        57%           65%                            43%             35%
----------------------------------------------------------------------------     -----------------------------------------

----------------------------------------------------------------------------     -----------------------------------------
Capacity Utilization                     0.5%         98.3%         97.8%          -0.4%           94.0%           94.4%

----------------------------------------------------------------------------     -----------------------------------------

----------------------------------------------------------------------------     -----------------------------------------
# Days Vessels on Time Charter         103.3%         3,140         1,545         -20.9%             189             239
                                                        94%           87%                             6%             13%
----------------------------------------------------------------------------     -----------------------------------------

----------------------------------------------------------------------------     -----------------------------------------
# Days Vessels on Spot Charter         -31.9%         3,517         5,165          44.9%           4,878           3,367
                                                        42%           61%                            58%             39%
----------------------------------------------------------------------------     -----------------------------------------

----------------------------------------------------------------------------     -----------------------------------------
Average Daily Time Charter Rate         -2.9%        20,051        20,643           3.9%          20,026          19,273

----------------------------------------------------------------------------     -----------------------------------------

----------------------------------------------------------------------------     -----------------------------------------
Average Daily Spot Charter Rate         35.0%        29,275        21,687          58.1%          43,002          27,208
----------------------------------------------------------------------------     -----------------------------------------

----------------------------------------------------------------------------     -----------------------------------------
Daily Direct Vessel Expenses             1.9%         5,630         5,525          -5.6%           6,444           6,826
(per Vessel)
----------------------------------------------------------------------------     -----------------------------------------

----------------------------------------------------------------------------     -----------------------------------------
Daily G&A                               36.8%         1,998         1,461          36.8%           1,998           1,461
(per Vessel)
----------------------------------------------------------------------------     -----------------------------------------

----------------------------------------------------------------------------     -----------------------------------------
Total Daily Vessel Operating             9.2%         7,628         6,986           1.9%           8,441           8,287
Expenses (per Vessel)
----------------------------------------------------------------------------     -----------------------------------------

----------------------------------------------------------------------------     -----------------------------------------
EBITDA                                  17.7%       114,207        97,026         158.4%         166,558          64,453
$1,000's                                                41%           60%                            59%             40%
----------------------------------------------------------------------------     -----------------------------------------

----------------------------------------------------------------------------     -----------------------------------------
Daily EBITDA                            19.3%        16,870        14,146          83.1%          30,909          16,877
(per Vessel)
----------------------------------------------------------------------------     -----------------------------------------

----------------------------------------------------------------------------     -----------------------------------------
Average Age of Fleet at End of                         12.1          13.1                           11.0            10.6
Period (Years)
----------------------------------------------------------------------------     -----------------------------------------

----------------------------------------------------------------------------     -----------------------------------------
# Vessels at End of Period              -3.7%          26.0          27.0          -5.3%            18.0            19.0
                                                        59%           59%                            41%             41%
----------------------------------------------------------------------------     -----------------------------------------

----------------------------------------------------------------------------     -----------------------------------------
Average Number of Vessels               -1.6%          24.7          25.1          41.2%            19.7            13.9
                                                        56%           64%                            44%             36%
----------------------------------------------------------------------------     -----------------------------------------

----------------------------------------------------------------------------     -----------------------------------------
DWT at End of Period                    -4.0%         2,513         2,618          -4.1%           2,792           2,912
1,00's                                                  47%           47%                            53%             53%
----------------------------------------------------------------------------     -----------------------------------------

                                                  NINE MONTHS ENDED

                                        --------------------------------------
                                                    Total Fleet
                                        --------------------------------------
                                                     September -   September -
                                                         04            03

                                         % Change
                                        From Prior
                                          Period       Amount        Amount
------------------------------------------------------------------------------
Net Voyage Revenues                       58.0%       379,471       240,113
$1,000's
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Average Daily TCE                         39.0%        32,365        23,277

------------------------------------------------------------------------------

------------------------------------------------------------------------------
Time Charter Revenues                     82.9%        66,745        36,493
$1,000's
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Spot Charter Revenues                     53.6%       312,726       203,620
$1,000's
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Calendar Days                             13.9%        12,159        10,678

------------------------------------------------------------------------------

------------------------------------------------------------------------------
Vessel Operating Days                     13.7%        11,725        10,316

------------------------------------------------------------------------------

------------------------------------------------------------------------------
Capacity Utilization                      -0.2%         96.4%         96.6%

------------------------------------------------------------------------------

------------------------------------------------------------------------------
# Days Vessels on Time Charter            86.7%         3,330         1,784

------------------------------------------------------------------------------

------------------------------------------------------------------------------
# Days Vessels on Spot Charter            -1.6%         8,395         8,532

------------------------------------------------------------------------------

------------------------------------------------------------------------------
Average Daily Time Charter Rate           -2.0%        20,044        20,459

------------------------------------------------------------------------------

------------------------------------------------------------------------------
Average Daily Spot Charter Rate           56.1%        37,251        23,865
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Daily Direct Vessel Expenses               0.0%         5,991         5,990
(per Vessel)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Daily G&A                                 36.8%         1,998         1,461
(per Vessel)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Total Daily Vessel Operating               7.2%         7,989         7,451
Expenses (per Vessel)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
EBITDA                                    73.9%       280,764       161,479
$1,000's
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Daily EBITDA                              52.7%        23,092        15,123
(per Vessel)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Average Age of Fleet at End of                           11.7          12.1
Period (Years)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
# Vessels at End of Period                -4.3%          44.0          46.0

------------------------------------------------------------------------------

------------------------------------------------------------------------------
Average Number of Vessels                 13.6%          44.4          39.0

------------------------------------------------------------------------------

------------------------------------------------------------------------------
DWT at End of Period                      -4.1%         5,305         5,530
1,00's
------------------------------------------------------------------------------